Exhibit (h)(3)

JPMORGAN CHASE BANK, N.A.

383 Madison Avenue

New York, New York 10179

September 30, 2022

The Banks and Borrowers under the Credit Agreement (as defined below)

Re:	Consent to Joinder of BlackRock Funds and Amendment of Credit Agreement

Ladies and Gentlemen:

We refer to that certain Ninth Amended and Restated Credit Agreement dated as of April 14, 2022 (as such Credit Agreement may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among each of the investment companies party thereto (on behalf of themselves or, as applicable, on behalf of certain of their series, the “Borrowers”), the various banks party thereto (the “Banks”), Citibank, N.A., Bank of America, N.A., Wells Fargo Bank, N.A., Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc., as syndication agents, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Banks (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Credit Agreement.

The following Delaware statutory trusts, not individually, but on behalf of the series thereof noted below, and Maryland corporation (collectively the “New Borrowers”) have requested that the Banks consent to their addition as parties to the Credit Agreement and the deeming of them as Borrowers thereunder. To the extent indicated below, a New Borrower shall be deemed to be a Designated Coverage Borrower and subject to the restrictions set forth thereon in the Credit Agreement. To the extent indicated below, a New Borrower shall be deemed to be a Designated Parent Borrower and subject to the restrictions set forth thereon in the Credit Agreement and any subsidiary of such Designated Parent Borrower set forth below shall be deemed to be a Designated Subsidiary of such Designated Parent Borrower.

Investment Company	Funds	Designated Coverage Borrower?	Designated Parent Borrower?
BlackRock ETF Trust, a Delaware statutory trust	BlackRock Future Financial and Technology ETF	No	No
BlackRock ETF Trust II, a Delaware statutory trust	BlackRock Floating Rate Loan ETF	No	No
BlackRock Large Cap Series Funds, Inc., a Maryland corporation	BlackRock Advantage Large Cap Core Fund	No	No

We ask that each Bank and each Borrower please sign below to indicate your consent to the following amendments to the Credit Agreement:1

(i) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Tranche B Borrowers” to read in its entirety as follows: “Tranche B Borrowers” means BlackRock Floating Rate Income Portfolio and such other Borrowers as may be so designated from time to time in an effective Joinder.

[1]	New language is presented in bold solely for the purposes of highlighting the amendments.

(ii) The first sentence of Section 8.7 of the Credit Agreement is hereby amended and restated to read in its entirety as follows: “Other investment companies (or series of investment companies), in addition to those Borrowers which are original signatories to this Agreement, may, with the written approval of all the Banks, become parties to this Agreement and be deemed Tranche A Borrowers or Tranche A Borrowers and Tranche B Borrowers, as applicable, in each case for all purposes of this Agreement by executing an instrument substantially in the form of Exhibit G hereto (with such changes therein may be approved by the Administrative Agent), which instrument shall (i) have attached to it a copy of this Agreement (as the same may have been amended) with a revised Allocation Notice reflecting the participation of such additional investment company and (ii) be accompanied by the documents and instruments required to be delivered by the Borrowers pursuant to Section 3.1 hereof, including, without limitation, an opinion of counsel for such Borrower, in a form reasonably satisfactory to the Administrative Agent and its counsel; provided, that the joinder of any Additional Borrower shall be effective no earlier than five (5) Business Days following receipt by the Banks of such documents and information requested by the Administrative Agent or any Bank that are reasonably required in order to comply with “know-your-customer” and other anti-terrorism, anti-money laundering and similar rules and regulations, including without limitation the USA PATRIOT Act; and provided, further, that no such Additional Borrower shall be added unless each Bank consents, except that (A) to the extent an existing Borrower converts to a “master/feeder” structure, no consent shall be required for the master trust in such structure to become a Borrower hereunder after such conversion, provided the converting Borrower ceases to be a Borrower hereunder on or prior to such conversion and provided that such master trust is formed under the laws of a State in the United States and (B) to the extent that an existing Borrower which is a “master trust” is merged into (or transfers all or substantially all of its assets and liabilities to) its feeder fund (the “Former Feeder Fund”), no consent shall be required for such Former Feeder Fund to become a Borrower if in connection with such merger or transfer such Former Feeder Fund shall hold all or substantially all the assets and liabilities of the prior master trust, such Former Feeder Fund is formed under the laws of a State in the United States and, prior to such merger or transfer, such Former Feeder Fund shall have no Debt. The Joinder pursuant to which an Additional Borrower becomes a Borrower under this Agreement shall specify whether such Additional Borrower is a Tranche A Borrower or a Tranche A Borrower and a Tranche B Borrower.”

Each Bank’s signature below shall also indicate such Bank’s consent to the addition of each New Borrower as a Borrower under the Credit Agreement pursuant to one or more Joinders, at any time on or prior to the date that is thirty (30) days following the date of this letter agreement, without further consent of the Banks, provided that (i) all of the requirements (other than the consent of the Banks which is granted by the signature of the Banks below) of Section 8.7 of the Credit Agreement have been met with respect to such New Borrower, (ii) unless separately consented to by the Required Banks, the final Prospectus and SAI (if applicable) of such New Borrower shall be, (x) as to the fundamental investment objectives, policies or restrictions, identical to, and, (y) otherwise, substantially similar to, the draft or preliminary versions of the Prospectus and SAI (if applicable) delivered to the Banks in connection with this letter agreement, and (iii) the Joinder delivered in connection therewith identifies each Custodian for such New Borrower (which identification shall be deemed to amend Schedule 5.20 to the Credit Agreement with such information). The Administrative Agent agrees promptly to deliver to the Banks copies of such Joinders and such documents delivered to it by or on behalf of each New Borrower for the purpose of meeting the requirements of Section 8.7 of the Credit Agreement. For the avoidance of doubt, upon the effectiveness of such additions, all New Borrowers shall be Tranche A Borrowers and BlackRock Floating Rate Loan ETF shall also be a Tranche B Borrower.

2

Each Borrower’s signature below shall also indicate such Borrower’s representation as to itself that as of the date hereof and after giving effect hereto: (i) no Default or Event of Default has occurred and is continuing with respect to itself as of the date hereof; and (ii) each of its representations and warranties contained in the Credit Agreement is true on and as of the date hereof (unless any such representation and warranty shall relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date).

This letter agreement shall be governed by, and construed in accordance with, the substantive laws of the State of New York, without regard to its choice of law rules. For the avoidance of doubt, this letter agreement is a Loan Document.

This letter agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of (x) this letter agreement and/or (y) any certificate, opinion or other document related to this letter agreement and/or the transactions contemplated hereby (each an “Ancillary Document”) by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this letter agreement and are hereby authorized by the Administrative Agent and each other party hereto. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this letter agreement and any other Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that without limiting the foregoing, (i) the Administrative Agent and each of the Banks shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of each New Borrower or its agents or attorneys without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Bank, any such Electronic Signature shall be promptly followed by a manually executed counterpart.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

3

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

Please indicate your acceptance of the foregoing by signing in the appropriate space below.

JPMORGAN CHASE BANK, N.A.
as Administrative Agent and as a Bank

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

BANK OF AMERICA, N.A.

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

CITIBANK, N.A.

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

GOLDMAN SACHS BANK USA

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

MORGAN STANLEY BANK, N.A.

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

WELLS FARGO BANK, N.A.

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

BARCLAYS BANK PLC

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

BANK OF MONTREAL, CHICAGO BRANCH

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

CREDIT SUISSE AG, NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

DEUTSCHE BANK AG NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

ROYAL BANK OF CANADA

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

SOCIETE GENERALE

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

STANDARD CHARTERED BANK

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

THE BANK OF NEW YORK MELLON

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.
NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

MUFG BANK, LTD.

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

THE NORTHERN TRUST COMPANY

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

MIZUHO BANK, LTD.

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

BROWN BROTHERS HARRIMAN & CO.

By:
Name:
Title:

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

Maryland Corporations:

BLACKROCK ADVANTAGE GLOBAL FUND, INC.

BLACKROCK ADVANTAGE SMID CAP FUND, INC.

BLACKROCK BOND FUND, INC., on behalf of the following series:
*BlackRock Sustainable Total Return Fund

BLACKROCK CAPITAL APPRECIATION FUND, INC.

BLACKROCK EMERGING MARKETS FUND, INC.

BLACKROCK FUNDS VII, INC. on behalf of each of the following series:
*BlackRock Sustainable Emerging Markets Equity Fund
*BlackRock Sustainable International Equity Fund
*BlackRock Sustainable U.S. Growth Equity Fund
*BlackRock Sustainable U.S. Value Equity Fund

BLACKROCK GLOBAL ALLOCATION FUND, INC.

BLACKROCK INDEX FUNDS, INC., on behalf of the following series:
*iShares MSCI EAFE International Index Fund

BLACKROCK LARGE CAP FOCUS GROWTH FUND, INC.

BLACKROCK LARGE CAP FOCUS VALUE FUND, INC.

BLACKROCK LARGE CAP SERIES FUNDS, INC., on behalf of each of the following series:
*BlackRock Advantage Large Cap Value Fund
*BlackRock Event Driven Equity Fund

BLACKROCK MID-CAP VALUE SERIES, INC., on behalf of the following series:
*BlackRock Mid-Cap Value Fund

BLACKROCK MUNICIPAL BOND FUND, INC., on behalf of each of the following series:
*BlackRock High Yield Municipal Fund
*BlackRock Impact Municipal Fund
*BlackRock National Municipal Fund
*BlackRock Short-Term Municipal Fund

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

BLACKROCK SERIES FUND, INC., on behalf of each of the following series:
*BlackRock Advantage Large Cap Core Portfolio
*BlackRock Sustainable Balanced Portfolio (f/k/a BlackRock Balanced Capital Portfolio)
*BlackRock Capital Appreciation Portfolio
*BlackRock Global Allocation Portfolio

BLACKROCK SERIES FUND II, INC., on behalf of each of the following series:
*BlackRock High Yield Portfolio
*BlackRock U.S. Government Bond Portfolio

BLACKROCK SERIES, INC., on behalf of the following series:
*BlackRock International Fund

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.

BLACKROCK SUSTAINABLE BALANCED FUND, INC. (f/k/a BlackRock Balanced Capital Fund, Inc.)

BLACKROCK VARIABLE SERIES FUNDS, INC., on behalf of each of the following series:
*BlackRock 60/40 Target Allocation ETF V.I. Fund
*BlackRock Advantage Large Cap Core V. I. Fund
*BlackRock Advantage Large Cap Value V.I. Fund
*BlackRock Advantage SMID Cap V.I. Fund
*BlackRock Basic Value V.I. Fund
*BlackRock Capital Appreciation V.I. Fund
*BlackRock Equity Dividend V.I. Fund
*BlackRock Global Allocation V.I. Fund
*BlackRock International Index V.I. Fund
*BlackRock International V.I. Fund
*BlackRock Large Cap Focus Growth V.I. Fund
*BlackRock Managed Volatility V.I. Fund
*BlackRock Small Cap Index V.I. Fund
*BlackRock S&P 500 Index V.I. Fund

BLACKROCK VARIABLE SERIES FUNDS II, INC., on behalf of each of the following series:
*BlackRock High Yield V.I. Fund
*BlackRock Total Return V.I. Fund
*BlackRock U.S. Government Bond V.I. Fund

Massachusetts Business Trusts:

BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST, on behalf of the following series:
*BlackRock California Municipal Opportunities Fund

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

BLACKROCK EQUITY DIVIDEND FUND

BLACKROCK EUROFUND

BLACKROCK FUNDSSM, on behalf of each of the following series:
*BlackRock Advantage Emerging Markets Fund
*BlackRock Advantage International Fund
*BlackRock Advantage Large Cap Growth Fund
*BlackRock Advantage Small Cap Core Fund
*BlackRock Advantage Small Cap Growth Fund
*BlackRock China A Opportunities Fund
*BlackRock Commodity Strategies Fund
*BlackRock Defensive Advantage Emerging Markets Fund
*BlackRock Defensive Advantage International Fund
*BlackRock Defensive Advantage U.S. Fund
*BlackRock Energy Opportunities Fund
*BlackRock Exchange Portfolio
*BlackRock Global Equity Absolute Return Fund
*BlackRock Global Equity Market Neutral Fund (f/k/a BlackRock Global Long/Short Equity Fund)
*BlackRock Global Impact Fund
*BlackRock Health Sciences Opportunities Portfolio
*BlackRock High Equity Income Fund
*BlackRock Infrastructure Sustainable Opportunities Fund
*BlackRock International Dividend Fund
*BlackRock International Impact Fund
*BlackRock Mid-Cap Growth Equity Portfolio
*BlackRock Real Estate Securities Fund
*BlackRock Short Obligations Fund
*BlackRock SMID-Cap Growth Equity Fund
*BlackRock Sustainable Advantage Emerging Markets Equity Fund
*BlackRock Sustainable Advantage International Equity Fund
*BlackRock Sustainable Advantage Large Cap Core Fund
*BlackRock Tactical Opportunities Fund
*BlackRock Technology Opportunities Fund
*BlackRock Total Factor Fund
*BlackRock U.S. Impact Fund
*iShares Developed Real Estate Index Fund
*iShares Municipal Bond Index Fund
*iShares Russell Mid-Cap Index Fund
*iShares Russell Small/Mid-Cap Index Fund
*iShares Short-Term TIPS Bond Index Fund
*iShares Total U.S. Stock Market Index Fund
*iShares U.S. Intermediate Credit Bond Index Fund
*iShares U.S. Long Credit Bond Index Fund

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

*iShares U.S. Long Government Bond Index Fund
*iShares U.S. Intermediate Government Bond Index Fund
*iShares U.S. Securitized Bond Index Fund

BLACKROCK FUNDS II, on behalf of each of the following series:
*BlackRock 20/80 Target Allocation Fund
*BlackRock 40/60 Target Allocation Fund
*BlackRock 60/40 Target Allocation Fund
*BlackRock 80/20 Target Allocation Fund
*BlackRock Dynamic High Income Portfolio
*BlackRock Global Dividend Portfolio
*BlackRock Managed Income Fund
*BlackRock Multi-Asset Income Portfolio
*BlackRock Retirement Income 2030 Fund
*BlackRock Retirement Income 2040 Fund

BLACKROCK FUNDS IV, on behalf of each of the following series:
*BlackRock Global Long/Short Credit Fund
*BlackRock Sustainable Advantage CoreAlpha Bond Fund
*BlackRock Systematic Multi-Strategy Fund

BLACKROCK FUNDS V, on behalf of each of the following series:
*BlackRock Core Bond Portfolio
*BlackRock Floating Rate Income Portfolio
*BlackRock GNMA Portfolio
*BlackRock High Yield Bond Portfolio
*BlackRock Impact Mortgage Fund (f/k/a BlackRock U.S. Government Bond Portfolio)
*BlackRock Income Fund
*BlackRock Inflation Protected Bond Portfolio
*BlackRock Low Duration Bond Portfolio
*BlackRock Strategic Income Opportunities Portfolio
*BlackRock Sustainable Emerging Markets Bond Fund
*BlackRock Sustainable Emerging Markets Flexible Bond Fund
*BlackRock Sustainable High Yield Bond Fund
*BlackRock Sustainable Low Duration Bond Fund

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST, on behalf of each of the following series:
*BlackRock New Jersey Municipal Bond Fund
*BlackRock New York Municipal Opportunities Fund
*BlackRock Pennsylvania Municipal Bond Fund

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

BLACKROCK MUNICIPAL SERIES TRUST, on behalf of the following series:
*BlackRock Strategic Municipal Opportunities Fund

BLACKROCK NATURAL RESOURCES TRUST

Delaware Statutory Trusts:

BLACKROCK ALLOCATION TARGET SHARES, on behalf of each of the following series:
*BATS: Series A Portfolio
*BATS: Series C Portfolio
*BATS: Series E Portfolio
*BATS: Series M Portfolio
*BATS: Series P Portfolio
*BATS: Series S Portfolio
*BATS: Series V Portfolio

BLACKROCK ETF TRUST, on behalf of each of the following series:
*BlackRock Future Climate and Sustainable Economy ETF
*BlackRock Future Health ETF
*BlackRock Future Innovators ETF
*BlackRock Future Tech ETF
*BlackRock World ex U.S. Carbon Transition Readiness ETF

BLACKROCK FUNDS III, on behalf of each of the following series:
*BlackRock LifePath® Dynamic 2025 Fund
*BlackRock LifePath® Dynamic 2030 Fund
*BlackRock LifePath® Dynamic 2035 Fund
*BlackRock LifePath® Dynamic 2040 Fund
*BlackRock LifePath® Dynamic 2045 Fund
*BlackRock LifePath® Dynamic 2050 Fund
*BlackRock LifePath® Dynamic 2055 Fund
*BlackRock LifePath® Dynamic 2060 Fund
*BlackRock LifePath® Dynamic 2065 Fund
*BlackRock LifePath® Dynamic Retirement Fund
*BlackRock LifePath® ESG Index 2025 Fund
*BlackRock LifePath® ESG Index 2030 Fund
*BlackRock LifePath® ESG Index 2035 Fund
*BlackRock LifePath® ESG Index 2040 Fund
*BlackRock LifePath® ESG Index 2045 Fund
*BlackRock LifePath® ESG Index 2050 Fund
*BlackRock LifePath® ESG Index 2055 Fund
*BlackRock LifePath® ESG Index 2060 Fund
*BlackRock LifePath® ESG Index 2065 Fund

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

*BlackRock LifePath® ESG Index Retirement Fund
*BlackRock LifePath® Index 2025 Fund
*BlackRock LifePath® Index 2030 Fund
*BlackRock LifePath® Index 2035 Fund
*BlackRock LifePath® Index 2040 Fund
*BlackRock LifePath® Index 2045 Fund
*BlackRock LifePath® Index 2050 Fund
*BlackRock LifePath® Index 2055 Fund
*BlackRock LifePath® Index 2060 Fund
*BlackRock LifePath® Index 2065 Fund
*BlackRock LifePath® Index Retirement Fund

BLACKROCK MULTI-SECTOR OPPORTUNITIES TRUST

BLACKROCK MULTI-SECTOR OPPORTUNITIES TRUST II

BLACKROCK UNCONSTRAINED EQUITY FUND

MANAGED ACCOUNT SERIES, on behalf of each of the following series:
*BlackRock GA Disciplined Volatility Equity Fund
*BlackRock GA Dynamic Equity Fund

MANAGED ACCOUNT SERIES II, on behalf of the following series:
*BlackRock U.S. Mortgage Portfolio

MASTER INVESTMENT PORTFOLIO, on behalf of each of the following series:
*Diversified Equity Master Portfolio
*International Tilts Master Portfolio
*Large Cap Index Master Portfolio
*S&P 500 Index Master Portfolio
*Total International ex U.S. Index Master Portfolio
*U.S. Total Bond Index Master Portfolio

MASTER INVESTMENT PORTFOLIO II, on behalf of the following series:
*Advantage CoreAlpha Bond Master Portfolio

Delaware Limited Liability Companies:

MASTER BOND LLC, on behalf of the following series:
*Master Total Return Portfolio

[Remainder of page intentionally blank; signatures continue on following page]

BLACKROCK 2022

JOINDER CONSENT LETTER

SIGNATURE PAGE

QUANTITATIVE MASTER SERIES LLC, on behalf of the following series:
*Master Small Cap Index Series

By:
Name:	Trent Walker
Title:	Authorized Signatory